AMENDMENT
                             DATED NOVEMBER 15, 2007
                                     TO THE
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED SEPTEMBER 25, 1996,
                                   AS AMENDED








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                                    AMENDMENT
                             DATED NOVEMBER 15, 2007
                                     TO THE
                          ACCOUNTING SERVICES AGREEMENT
                      DATED SEPTEMBER 25, 1996, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment, which supercedes all previous amendments, is made to the Accounting Services Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated September 25, 1996, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

                   The fourth paragraph under the section "Witnesseth" of the Agreement is amended, effective November 15, 2007, to read as follows:

                   WHEREAS,  the board of  trustees  of the trust,  pursuant  to
          Article IV, Section 4.01(o), "Board of Trustees; Powers," of the Trust Declaration, have created the following series of shares of the Trust:
          Government Long Bond 1.2x Strategy Fund, U.S. Government Money Market Fund, Nova Fund, Inverse S&P 500 Strategy Fund, OTC Fund, Inverse OTC Strategy Fund, Inverse Government Long Bond Strategy Fund, Nova Master Fund, Inverse S&P 500 Strategy Master Fund, Inverse OTC Strategy Master Fund, Inverse Government Long Bond Strategy Master Fund, Europe 1.25x Strategy Fund, Japan 1.25x Strategy Fund, Russell 2000 1.5x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Strategy Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Russell 2000 Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Banking Fund, Basic Materials Fund, Biotechnology Fund, Commodities Strategy Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, Utilities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund, Market Neutral Fund, Hedged Equity Fund, S&P 500 Fund, Russell 2000 Fund, Essential Portfolio Moderate Fund, Essential Portoflio Conservative Fund, Essential Portfolio Aggressive Fund, Managed Futures Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, International Rotation Fund, INTERNATIONAL 2X STRATEGY FUND, INVERSE INTERNATIONAL 2X STRATEGY FUND AND PACIFIC 2X STRATEGY FUND (collectively, the "Rydex Funds").


                          ADDITIONS ARE NOTED IN BOLD.

         In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 15th day of November, 2007.



                                                    RYDEX SERIES FUNDS

                                                    By:  /S/ CARL G. VERBONCOEUR
                                                         -----------------------
                                                    Name:    Carl G. Verboncoeur
                                                    Title:   President


                                                    RYDEX SERIES FUNDS

                                                    By:  /S/ CARL G. VERBONCOEUR
                                                         -----------------------
                                                    Name:    Carl G. Verboncoeur
                                                    Title:   President